Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account D, SEC File No. 811-21127 (the “Registrant”)

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
AB Relative Value Fund, Inc.	811-00126
AIM Equity Funds (Invesco Equity Funds)	811-01424
AIM Investment Funds (Invesco Investment Funds)	811-05426
AIM International Mutual Funds (Invesco International Mutual Funds)	811-06463
AIM Sector Funds (Invesco Sector Funds)	811-03826
BlackRock Global Allocation Fund, Inc.	811-05576
Eaton Vance Mutual Funds Trust	811-04015
Federated Hermes Equity Funds	811-04017
Fidelity Advisor Series VIII	811-03855
Lord Abbett Affiliated Fund Inc.	811-00005
Oppenheimer Quest for Value Funds	811-05225
Pioneer High Yield Fund	811-09685
Transamerica Funds	811-04556

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/ Brian G. Stallworth
Brian G. Stallworth Esq.
Transamerica Life Insurance Company